UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INVO Bioscience, Inc.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INVO Bioscience, Inc.

EXPLANATORY NOTE

On September 28, 2023, INVO Bioscience, Inc. (the “Company”) issued a press release (the “Release”) regarding the Company’s upcoming Special Meeting of Stockholders scheduled to be held on Friday, September 29, 2023 (the “Special Meeting”), The Release reminds stockholders to vote for each of the proposals included in the Definitive Proxy Statement that the Company filed with the U.S. Securities and Exchange Commission (“SEC”) on September 1, 2023 (the “Proxy Statement”).

The Release supplements the Proxy Statement.

Below is a copy of the Release:

INVO Reminds Shareholders to Cast Their Vote for Upcoming Special Meeting of Shareholders to be held on Friday, September 29, 2023 at 12:00 p.m. ET

SARASOTA, Fla., September 28, 2023 — INVO Bioscience, Inc. (Nasdaq: INVO) (“INVO” or the “Company”), a healthcare services fertility company focused on expanding access to advanced treatment worldwide with its INVOcell® medical device and the intravaginal culture (“IVC”) procedure it enables, reminds its shareholders to vote ahead of the upcoming special meeting of shareholders (the “Special Meeting”) to be held on September 29, 2023 at 12:00 pm (Eastern time). The Board of Directors of INVO (the “Board”) unanimously recommends that the Company’s shareholders vote “FOR” all proposals. Only shareholders of record as of the close of business on August 21, 2023 will be entitled to notice of, and to vote at, the Special Meeting.

“We encourage our shareholders to vote for the proposals in order to provide the company the ability to capitalize on its recent progress and continue its growth objectives,” commented Steve Shum, CEO of INVO.

All votes are important, regardless of the number of shares owned. Shareholders as of Special Meeting record date, August 21, 2023, will be entitled to vote at the Special Meeting. Shareholders are encouraged to read about the proposals in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (“SEC”) on September 1, 2023 (the “Proxy Statement”)

In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the Proxy Statement sent to all shareholders. At the Special Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To approve an increase to the number of authorized shares of common stock of the Company from 6,250,000 shares to 50,000,000 shares (the “Authorized Share Increase”);

2.	To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”); and

3.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

If you are a shareholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, by returning the their proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the Special Meeting at www.virtualshareholdermeeting.com/INVO2023SM.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Special Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/INVO2023SM and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

Whether or not you plan to attend the Special Meeting virtually, we urge you to take the time to vote your shares.

Additional Information

We have filed the Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”) on September 1, 2023 in connection with our solicitation of proxies for the Special Meeting. INVO BIOSCIENCE, INC. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov. Shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents from our website at https://www.invobioscience.com/investors/.

About INVO Bioscience

We are a healthcare services fertility company dedicated to expanding the assisted reproductive technology (“ART”) marketplace by making fertility care accessible and inclusive to people around the world. Our commercialization strategy is focused on the opening of dedicated “INVO Centers” offering the INVOcell® and IVC procedure (with three centers in North America now operational), the acquisition of US-based, profitable in vitro fertilization (“IVF”) clinics and the sale and distribution of our technology solution into existing fertility clinics. Our proprietary technology, INVOcell®, is a revolutionary medical device that allows fertilization and early embryo development to take place in vivo within the woman’s body. This treatment solution is the world’s first intravaginal culture technique for the incubation of oocytes and sperm during fertilization and early embryo development. This technique, designated as “IVC”, provides patients a more natural, intimate, and more affordable experience in comparison to other ART treatments. We believe the IVC procedure can deliver comparable results at a fraction of the cost of traditional IVF and is a significantly more effective treatment than intrauterine insemination (“IUI”). For more information, please visit www.invobio.com.

Safe Harbor Statement

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company invokes the protections of the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategies, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties, and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our filings at www.sec.gov. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: CONTACT:

INVO Bioscience: Steve Shum, CEO, 978-878-9505, sshum@invobio.com;

Investor Contact: Lytham Partners, LLC, Robert Blum, 602-889-9700, INVO@lythampartners.com

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